===============================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  November 14, 2002


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                       333-36804               56-2156823
(State or Other Jurisdiction of    Commission File Number      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





================================================================================

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits.

     99.1 Certification of the Chief Executive Officer, J. Stephen Vanderwoude, of Madison River Capital, LLC pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 dated November 14, 2002.

     99.2 Certification of the Chief Financial Officer, Paul H. Sunu, of Madison River Capital, LLC pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 dated November 14, 2002.


ITEM 9.  Regulation FD Disclosure

On November 14, 2002, each of the Chief Executive Officer, J. Stephen Vanderwoude, and the Chief Financial Officer, Paul H. Sunu, of Madison River Capital, LLC (the "Registrant") made certifications pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002. The certifications are attached hereto as Exhibit 99.1 and Exhibit 99.2.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MADISON RIVER CAPITAL, LLC


Date:  November 14, 2002               /s/  PAUL H. SUNU
                                       ---------------------------
                                       Name:  Paul H. Sunu
                                       Title:  Managing Director, Chief
                                               Financial Officer and Secretary

                                 EXHIBIT INDEX

  Exhibit
  Number                                Description
  -------    ------------------------------------------------------------------
   99.1      Certification of the Chief Executive Officer, J. Stephen
             Vanderwoude, of Madison River Capital, LLC pursuant to 18 U.S.C.
             Section 1350, as adopted pursuant to Section 906 of the Sarbanes-
             Oxley Act of 2002 dated November 14, 2002.

   99.2 Certification of the Chief Financial Officer, Paul H. Sunu, of Madison River Capital, LLC pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 dated November 14, 2002.